EXHIBIT 99.1
       THIS NOTE IS NOT TRANSFERABLE WITHOUT THE EXPRESS WRITTEN CONSENT OF BION ENVIRONMENTAL TECHNOLOGIES, INC. ("BION"). THE SECURITIES REPRESENTED BY THIS NOTE OR TO BE ISSUED UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

                    BION ENVIRONMENTAL TECHNOLOGIES, INC.

                                                                  No. 2007AB
                  2007 Series AB Convertible Promissory Note

$379,389.04                                          Effective March 31, 2007

       Bion Environmental Technologies, Inc., a Colorado corporation ("Bion" or "Company"), for value received, hereby promises to pay to Salvatore Zizza or registered assigns (the "Holder"), the principal sum of Three Hundred Seventy Nine Thousand Three Hundred Eighty Nine and 04 cents ($379,389.04), with interest from the original date of issuance of this 2007 Series AB Convertible Promissory Note ('Note' or 'Notes') on the unpaid principal balance at a simple rate equal to six percent (6%) per annum, on July 1, 2013 (the "Maturity Date"). Interest shall be accrued. Payment shall be made at such place as designated by the Holder upon surrender of this Note, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

       This Note is one of a multiple series of duly authorized issues of Bion's 2007 Convertible Promissory Notes. The conversion prices and other terms of the various series of 2007 Convertible Promissory Notes may be different from each other, but all of the amounts due under all of the series of the 2007 Convertible Promissory Notes except this Note are intended to be of equal priority and seniority. This Note shall be subordinated to the other 2007 Convertible Promissory Notes.

       This Note shall be payable by Maker to Holder only after the first January 1 after Bion achieves one of the following conditions:

a) Bion has at least $3,000,000 cash (or equivalents) in excess of its 12 month cash needs (including needs for anticipated capital expenditures and debt repayment) as formally determined by Bion's Board of Directors; and/or
b) Bion (or one of its subsidiaries) has "closed" the permanent financing of its initial large scale "Integrated Project" (including facilities to treat the waste equivalent of not less than 80,000 beef cattle).

       If Bion does not achieve at least one of the conditions set forth above prior to Maturity Date, no payment on this from Bion to Holder shall be required.

       Each 2007 Series AB Convertible Promissory Note is individually referred to herein as a "Note" and collectively as the "Notes."

       SECTION 1.     Prepayment and Forfeiture.

       This Note (including interest accrued on the principal hereof) may not be prepaid in cash by Bion, but may be converted to equity by the Holder at any time during its term at the Conversion Price set forth in Section 2 below, provided, however, that any securities received in conversion of this Note shall not vest unless and until Bion meets one of the conditions for payment of this Note set forth above. All rights to payment under this Note shall be forfeited by Holder if Bion does not meet one or both of the conditions for payment prior to the Maturity Date.

       SECTION 2.      Conversion, Exchange and Vesting.

       (a) This Note shall be convertible, in whole or in part, into shares of Bion's Common Stock at the price of $4.00 per share ("Conversion Price") at any time at election of Holder.

       (b) In addition, the Holder shall have the option to elect to exchange this Note, at its initial principal amount plus accrued interest, into securities that are substantially identical to securities that the Company sells in any offering prior to an offering in which the Company raises more than $3,000,000;

       (c) The Company shall have the right to exchange this Note, at its initial principal amount plus accrued interest, into its Common Stock at the lower of $4.00 per share or the price of an offering which raises $3,000,000 or more, upon completion of such offering;

       (d)      Conversion  Procedures.

            (i) In the event that this entire Note is converted into Stock, Bion's debt obligation under this Note shall cease, but Bion shall not be required to deliver stock certificates to the Holder until such time as such Holder surrenders the Note at Bion's offices together with irrevocable written notice to Bion specifying the name or names (with address) in which a certificate or certificates evidencing shares of Stock are to be issued. Bion shall thereupon deliver to the Holder of the Note, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Stock to which such person shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided, within three (3) business days of the date of conversion. In the event that less than all of this Note is converted, whether mandatory or elective conversion, into Stock, this Note shall remain outstanding with a reduced principal balance reflecting the partial conversion and Bion shall deliver to the Holder of the Note, or the nominee or nominees of such person, certificates evidencing the number of full shares of Stock to which such person is entitled as aforesaid, within three (3) business days of the date of conversion. Irrespective of the date of delivery of Bion stock certificates, such conversion shall be deemed to have occurred as of Bion's record date of the conversion and the person or persons entitled to receive Stock deliverable upon conversion of such Note shall be treated for all purposes as the record holder or holders of such Stock on such date.

            (ii) In the event that the Note is converted into Stock as set forth above, Bion shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of their stock on such
conversion.   Bion, however, shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of their stock (or other securities or assets) in a name other than that in which the Note so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to Bion, as appropriate, the amount of such tax or has established, to the satisfaction of Bion, that such tax has been paid.

       (e)      Protection in Case of a Merger of Bion.       In case of any
capital reorganization or reclassification, or any consolidation or merger to which Bion is a party other than a merger or consolidation in which Bion is the continuing corporation, or in case of any sale or conveyance to another entity of the property of Bion as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into Bion), the Holder of this Note shall have the right thereafter to receive on the conversion of this Note into Bion Stock the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Note been converted into shares of Bion Common Stock immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the Holder of this Note to the end that the provisions set forth in this Section 2 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the Note. The above provisions of this Subsection (e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. Bion shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Note to be responsible for all of the agreements and obligations of Bion hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder of the Note not less than 10 days prior to such event. A sale of all or substantially all of the assets of Bion for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

        (f)      Reservation of Shares; Transfer Taxes; Etc.   Bion shall at
all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of its Common Stock as shall be sufficient
to effect the conversion of all Notes from time to time outstanding.   Bion
shall use its best efforts from time to time, in accordance with the laws of the State of Colorado, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding Notes. In the event that Bion intends to offer Stock other than Common Stock, they shall authorize the issuance of sufficient shares of such stock to permit the conversion of all the then-outstanding Notes.

       (g) Vesting. Not withstanding any other language herein, the securities received by Holder in conversion of this Note shall not vest unless and until Bion meets one of the conditions for payment of this Note set forth above, and such securities shall be cancelled if vesting does not Occur before the Maturity Date.

       SECTION 3.     Fractional Shares

       Bion shall not be required to issue fractions of shares of Common Stock or other stock upon the conversion of the Note. If any fraction of a share would be issuable on the Conversion of the Note, Bion shall purchase such fraction for an amount in cash equal to its fair market value, as determined in good faith by the Board of Directors of Bion.



     SECTION 4.     Registration Rights

     (a) If at any time following January 15, 2008 (the "Effective Time") until the two (2) year anniversary of the initial issuance of the Notes, Bion files a registration statement with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), or pursuant to any other act passed after the date of this Note, which filing provides for the sale of securities of Bion to the public for its own account or the account of others, Bion shall offer to the Holders of the Note the opportunity to register or qualify the shares of Common Stock into which the Note may be converted (the "Registrable Securities") at Bion's sole expense. Notwithstanding anything to the contrary, this subsection (a) shall not be applicable to a registration statement on Forms S-4, S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, or any other inappropriate forms filed by the Corporation with the United States Securities and Exchange Commission.
       Bion shall deliver written notice to the Holders of all of the 2007 Series A Convertible Promissory Notes of its intention to file a registration statement under the Act at least 30 days prior to the filing of such registration statement, and the Holders shall have 10 days thereafter to request in writing that Bion register or qualify the Registrable Securities in accordance with this subsection (a). Upon the delivery of such a written request within the specified time, Bion shall be obligated to include in its contemplated registration statement all information necessary or advisable to register or qualify the Registrable Securities for a public offering, if Bion does file the contemplated registration statement; provided, however, that neither the delivery of the notice by Bion nor the delivery of a request by a Holder shall in any way obligate Bion to file a registration statement. Furthermore, notwithstanding the filing of a registration statement, Bion may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates, other than the Registrable Securities. In the event that Bion has engaged an underwriter for sale of its securities, inclusion of the Registrable Securities in such registration statement shall be conditioned upon the approval of such underwriter with respect to any portion of the Registrable Securities which would exceed ten percent (10%) of the total number of shares of Common Stock to be included in such registration statement.

       Bion shall comply with the requirements of this subsection (a) and the related requirements of subsection (c) at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by Bion, and miscellaneous expenses directly related to the registration statement and the offering. However, this expense shall not include the portion of any underwriting commissions, transfer taxes and the underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Registrable Securities, all of which expenses shall be borne by the Holders of the Notes whose Registrable Securities are so registered.

     (b) In the event that Bion registers the Registrable Securities pursuant to subsection (a) above, Bion shall include in the registration statement, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Registrable Securities.
     (c) In addition to the registration rights described in subsection (a) above, upon the written request of Holders of a majority of the outstanding 2007 Series A Convertible Promissory Notes (the "Demand Registration") at any time after the Effective time until the two (2) year anniversary of the initial issuance of the Notes, Bion, as promptly as possible after delivery of such request, shall cooperate with the requesting Holders in preparing and signing any registration statement that the Holders may desire to file in order to sell or transfer the Registrable Securities. Within thirty (30) days after the delivery of the written request described above, Bion shall deliver written notice to all other Holders of the 2007 Series A Convertible Promissory Notes, if any, advising them that Bion is proceeding with a registration statement and that their Registrable
Securities will be included therein if they so desire provided that the Holder delivers written notice to Bion of their desire to be included within ten (10) days after the delivery of Bion's notice to them. Bion will supply all information necessary or advisable for any such registration statements. Bion shall file a registration statement within sixty (60) days after the delivery of the written request as described above, and shall use its commercially reasonable best effort to have such registration statement declared effective as soon as practicable thereafter, provided, however, that Bion may postpone for up to a total of sixty (60) days the filing or the effectiveness of the registration statement for a Demand Registration if such Demand Registration would reasonably be expected in Bion's sole opinion to have an adverse effect on any proposal or plan by Bion to engage in any acquisition of assets or any merger, consolidation, tender offer or other transaction or material corporate development.
       Only one demand registration will be made during the term of the Demand Registration.

     (d) As to each registration statement, Bion's obligations contained in this Section 4 shall be conditioned upon a timely receipt by Bion in writing of the following:
          (i) Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder intending to make a public distribution of the Registrable Securities; and
          (ii) Such other information as Bion may reasonably require from such Holders, or any underwriter for any of them, for inclusion in the registration statement.
     (e) In each instance in which Bion shall take any action to register the Registrable Securities pursuant to this Section 4, Bion shall do the following:
          (i) Cooperate with respect to (A) all necessary or advisable actions relating to the preparation and the filing of any registration statements, and all amendments thereto, arising from the provisions of this
Section 4, (B) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes,
(C) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holders shall reasonably request, and (D) all other necessary or advisable actions to enable the Holders of the Registrable Securities to complete the contemplated disposition of their securities in each reasonably requested jurisdiction;
          (ii) Keep all registration statements or offering statements to which this Section 4 applies, and all amendments thereto, effective under the Act for a period of at least six (6) months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit the completion of the public sale or other disposition of the securities subject to a registration statement or offering statement; and
          (iii) Indemnify and hold harmless each Holder of the 2007 Series A Convertible Promissory Notes, and each underwriter within the meaning of the Act for each such Holder, from and against all losses, claims, damages, and liabilities, including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (A) any untrue or alleged untrue statement of a material fact contained in any registration statement or offering statement to which this Section 4 applies, or (B) any omission or alleged omission to state a material fact necessary to make the statements contained in a registration statement to which this Section 4 applies not misleading; provided, however, that the indemnification contained in this provision (iii) shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to Bion by the Holder or underwriter seeking indemnification expressly for use in the registration statement at issue. To the extent that the indemnification contained in this provision applies, Bion also shall indemnify and hold harmless each officer, director, employee, controlling person or agent of an indemnified Holder or underwriter.
     (f) In each instance in which pursuant to this Section 4 Bion shall take any action to register the Registrable Securities, prior to the effective date of any registration statement or offering statement, Bion and each Holder of the 2007 Series A Convertible Promissory Notes for which the Registrable Securities are being registered shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities, containing substantially the same terms as described in subsection (e)(iii) above.
These indemnification agreements also shall contain an agreement by the Holder at issue to indemnify and hold harmless Bion, its officers, directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or settling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement to which this Section 4 applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to Bion by the indemnifying Holder expressly for use in the registration statement or offering statement at issue.
     SECTION 5.     Affirmative Covenants of Bion.

       Bion covenants and agrees that until the payment in full of this Note, it shall:

       (a) Existence; Business. (i) Preserve, renew and keep in full force and effect its legal existence and (ii) obtain, preserve, renew, extend and keep in full force and effect the licenses, permits, authorizations, patents, trademarks and trade names material to its business.

       (b) Use of Proceeds. Use the proceeds of the Notes of this issue solely to augment Bion's working capital and for valid business purposes.

       (c) Notice of Events of Default. Furnish to the Holder prompt written notice of any Event of Default, specifying the nature and extent thereof and corrective action, if any, proposed to be taken with respect thereto.

       (d) Authorization of Stock Issuable Upon Conversion. Authorize and reserve a sufficient number of its shares of Stock for issuance upon conversion of the Note.

     SECTION 6.     Negative Covenants of Bion.

       Bion covenants and agrees with the Holder that until the payment in full of this Note, it shall not:

       (a) Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of it's capital stock.

       (b) No Impairment. By amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

       SECTION 7.     Events of Default Defined.

       The following shall each constitute an "Event of Default" hereunder:

       (a) the failure of Bion to make any payment of principal or interest on this Note when due and payable;

       (b) the failure of Bion to observe or perform any covenant in this Note, and such failure shall have continued unremedied for a period of sixty
(60) days after notice;

       (c)     if Bion shall:

            (1) admit in writing its inability to pay its debts generally as they become due,

            (2) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

            (3)     make an assignment for the benefit of its creditors,

            (4) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property,

            (5) on a petition in bankruptcy filed against, be adjudicated a bankrupt, or

            (6) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

       (d) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of Bion, a receiver of Bion or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of Bion under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof;

       (e) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Bion or the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within thirty (30) days from the date of assumption of such custody or control;

       (f)     the liquidation, dissolution or winding up of Bion; or

       (g) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against Bion and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and Bion shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

       SECTION 8.     Remedies Upon Event of Default.

       (a) Upon the occurrence of an Event of Default, (i) the entire principal amount of, and all accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Bion, provided, however, that such payment shall be due and payable only if Bion has previously met at least one of the conditions for payment set forth above.

       (b) No remedy herein conferred upon the Holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

       SECTION 9.     Miscellaneous.

       (a)    Rights of Holders Inter Se   Each Holder shall have the absolute
right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Note or any security received in conversion of the Note including, without limitation, the right to consent to the waiver of any obligation of Bion and to enter into an agreement with Bion for the purpose of modifying this Note or any agreement effecting such modification, and such Holder shall not incur any liability to any other Holder or Holders of the Notes with respect to exercising or refraining from exercising any such right or rights.

     (b)     Exculpation Among Holders.   Holder acknowledges and agrees that
it is not relying upon any other Holder, or any officer, director, employee partner or affiliate of any such other Holder, in making its investment or decision to invest in the Notes or in monitoring such investment. Each Holder agrees that no Holder nor any controlling person, officer, director, shareholder, partner, agent or employee of any Holder shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with Bion or the Notes, or both.
       (c) Actions by Holders. Any actions permitted to be taken by the Holder of this Note and any consents required to be obtained from the same under this Note, may be taken or given only by the Holder. In all other cases, action may only be taken by Holders of a majority of the face amount of the principal of all series of Notes (treated as a single class) ("Majority Holders"), and if such Majority Holders take any action or grant any consent, such action or consent shall be deemed given or taken by all Holders who shall be bound by the decision or action taken by the Majority Holders without any liability on the part of the Majority Holders to any other Holder of securities hereto

       (d) Amendments and Waivers. The Holder of this Note may waive or otherwise consent to the amendment of any of the provisions hereof.

       (e) Restrictions on Transferability. The securities represented by this Note (or to be issued in conversion of this Note) have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction.
Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except pursuant to exemptions from the Securities Act of 1933, and the securities laws of any state or other jurisdiction.

       (f) Forbearance from Suit. No Holder of Notes of this issue shall institute any suit or proceeding for the enforcement of the payment of principal or interest unless the Holders of at least a majority in principal amount of all of the outstanding Notes (all series in aggregate) join in such suit or proceeding.

       (g) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

     (h) Consent to Jurisdiction. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. Within 30 days after service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.
       (i) Interpretation. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

       (j) Successors and Assigns. This Note shall be binding upon Bion and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

       (k) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to Bion or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

       If to the Holder:    At the address shown on Schedule A
       attached hereto.

       If to Bion:          Bion Environmental Technologies, Inc.
                            641 Lexington Avenue, 17th Floor
                            New York, N.Y. 10022

       With a copy to:      Mark A. Smith, President
                            P.O. Box 566
                            Crestone, Colorado 81131
                            fax 425-984-9702
                            mas@biontech.com

       (l) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Colorado shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

       IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument effective March 31, 2007 by the duly authorized representative of Bion and shall replace ab initio the prior 2007 Series A Convertible Note (and its predecessor).

                           BION ENVIRONMENTAL TECHNOLOGIES, INC.


                            By:___________________________________
                                 Name:  Mark A. Smith
                                 Its:  President


                                    Schedule A

Holder:

Salvatore Zizza
 (Name)

One Gracie Square, New York, NY 10028
 (Address)

Principal Amount: $379,389.04